UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 20, 2007
River Valley Bancorp
(Exact Name of Registrant as Specified in Its Charter)
Indiana	000-21765	35-1984567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
430 Clifty Drive, P.O. Box 1590, Madison, Indiana		47250-0590
(Address of Principal Executive Offices)		(Zip Code)
(812) 273-4949
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Employment Agreements

On November 20, 2007, River Valley Financial Bank (the “Bank”), a wholly owned subsidiary of River Valley Bancorp (the “Company”), and the officers noted below entered into amendments to previously disclosed employment agreements, each of which amendments is attached as an exhibit hereto and incorporated herein by this reference. Mr. Forrester and Mr. Brandon are named executive officers of the Company.

These amendments were considered and approved on November 20, 2007, by the Board of Directors of the Company.  In each case, the amendments will effect changes in order to comply with the requirements and final regulations of Section 409A of the Internal Revenue Code of 1986, as amended, adding required language relating to separation from service, restrictions on timing of payment of benefits to “specified employees” under Section 409A, and clarifying the payment of benefits in the event of a change in control, among other things. The agreements revise the definition of change in control to be consistent with the definition of such term in Section 409A. Each agreement was also amended to clarify the definition of a disability.

Officer and Title	Amendment	Exhibit No.
Matthew P. Forrester Director and President of Company President and Chief Executive Officer of Bank	Amended and Restated Employment Agreement	10.1
Anthony D. Brandon Executive Vice President of Bank	Amended and Restated Employment Agreement	10.2
John Muessel Vice President/Trust Officer	Amended and Restated Employment Agreement	10.3

Amended and Restated Director Deferred Compensation Master Agreement

On November 20, 2007, the Board of Directors of the Company approved, and the Bank executed, an Amended and Restated Director Deferred Compensation Master Agreement (the “Deferred Compensation Agreement”). Mr. Forrester, the President of the Company and the President and Chief Executive Officer of the Bank, is also a Director and participates in the Deferred Compensation Agreement.

The Deferred Compensation Agreement was amended in order to comply with the requirements and final regulations of Section 409A of the Internal Revenue Code of 1986, as amended, adding required language relating to separation from service, restricting the ability to make changes in the form and timing of distributions, and clarifying the payment of benefits in the event of a change in control, among other things. The definition of change in control, as used in the Deferred Compensation Agreement, was also amended to be consistent with the definition of such term in Section 409A.

A copy of the Deferred Compensation Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by this reference.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

10.1	Amended and Restated Employment Agreement (Matthew P. Forrester)
10.2	Amended and Restated Employment Agreement (Anthony D. Brandon)
10.3	Amended and Restated Employment Agreement (John Muessel)
10.4	Amended and Restated Director Deferred Compensation Master Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 26, 2007	RIVER VALLEY BANCORP

	By:	/s/ Matthew P. Forrester
Matthew P. Forrester President

EXHIBIT INDEX

Exhibit Number	Exhibit Description	Location

10.1	Amended and Restated Employment Agreement (Matthew P. Forrester)	Attached
10.2	Amended and Restated Employment Agreement (Anthony D. Brandon)	Attached
10.3	Amended and Restated Employment Agreement (John Muessel)	Attached
10.4	Amended and Restated Director Deferred Compensation Master Agreement	Attached